Annual Report


               Science &
               Technology
               Fund

               -----------------
               December 31, 1998
               -----------------

[ARTWORK APPEARS HERE]

T. Rowe Price

REPORT HIGHLIGHTS
--------------------------------
Science & Technology Fund

 .    Technology stocks staged a powerful late-year rally following a steep summer correction.

 .    The fund returned 22.38% and 42.35%, respectively, for the 6- and 12-month periods ended December 31, 1998. The fund's 48% return for the fourth quarter was its best ever.

 .    Sector performance was largely driven by a small group of technology leaders.

 .    Electronic technology stocks remain the fund's largest component at approximately three-quarters of portfolio assets.

 .    We are encouraged about prospects for 1999 but are concerned about high valuations and manic speculation in Internet shares; we cannot rule out a modest yet healthy correction sometime during the year.

Fellow Shareholders


Following a steep correction in stock prices during July and August, technology stocks advanced sharply, generating excellent returns for the sector and your fund. Although the S&P 500 bounded to a record fourth consecutive year of returns above 20%, technology stocks outperformed the broader market during the past six months. Falling interest rates and good earnings results from leading technology stocks fueled strength in the sector.

Your fund produced robust results for the 6- and 12-month periods ended December 31, 1998. For the past six months, the fund's return of 22.38% surpassed the 9.22% return for the unmanaged Standard & Poor's 500 Stock Index by a wide margin. For the year, the fund's 42.35% return also far exceeded the broad index but was slightly behind the performance of the Lipper Science & Technology Fund Index, which may have benefited a bit more from the gains generated by a narrow group of technology leaders. The Science & Technology Fund's powerful overall performance reflected the strong rally in technology sector stocks during the final months of 1998.

----------------------
Performance Comparison
----------------------

Periods Ended 12/31/98                     6 Months      12 Months
------------------------------------------------------------------
Science & Technology Fund                   22.38%         42.35%
 ..................................................................
S&P 500                                      9.22          28.57
 ..................................................................
Lipper Science & Technology
Fund Index                                  25.10          46.94
 ..................................................................


CAPITAL GAIN DISTRIBUTION

Your fund's Board of Directors declared a long-term capital gain distribution of $0.99 per share for 1998, paid December 17, 1998, to shareholders of record on December 15. Your check or statement confirming the distribution was mailed in early January, and Form 1099-DIV, with complete tax information, was mailed toward month-end.

--------------------------------------------------------------
Preparing For The Year 2000
--------------------------------------------------------------------------------


The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

MARKET ENVIRONMENT

Coordinated interest rate cuts by key central banks, positive earnings pronouncements by several leading technology companies, and some spillover effect from manic Internet investing swung investor sentiment sharply positive in early October. Your fund, down 4% year-to-date through the end of September, finished 1998 with its strongest quarterly return ever of 48%. The fund's significant annual return masks a technology market characterized by relatively narrow leadership, heightened volatility, extreme valuation levels, and pockets of exuberant speculation.

THE YEAR CONTINUED A RECORD-SETTING PERIOD FOR DOMESTIC STOCKS.

After a steady advance through the middle of July, concern over worldwide economic growth and fear of global deflation caused the stock market to swoon. The market's decline was abruptly halted when the Federal Reserve surprisingly cut the fed funds rate 25 basis points in mid-October (the second of three cuts since late-September). Neither the threat of presidential impeachment nor air strikes on Iraq could stop the market's rebound toward new highs as we closed the year. Once again, stocks of brand name, large-capitalization, blue chip companies dramatically outperformed smaller-cap stocks. Valuations for these companies reached unprecedented levels as the combination of low interest rates and greater earnings certainty continued to expand investor interest in these normally less volatile and more liquid securities.

Science and technology stocks mirrored the profile of the overall market. After a strong showing in the first half of the year, these stocks fell sharply from mid-July to early October. In addition to the impact of the broader issues already discussed, technology companies were challenged by slowing sales of personal computers, accelerated price declines, excess component inventory, semiconductor overcapacity, weakness in the developing markets of Asia and Latin America, intensified SEC scrutiny of purchase acquisition accounting, and fear of budgetary pressures from Year 2000 conversions. However, with interest rates falling across the globe, positive earnings pronouncements from leadership companies such as Intel and Microsoft, and the effects of speculative Internet investing, science and technology stocks rallied significantly from early October through year-end.

While we are pleased to have participated in this sharp rally during the fourth quarter, we are concerned about several characteristics of today's environment. First, by most measures-- price/earnings and price/book value ratios, dividend yield, and others-- valuations for the broad market are at record high levels. Second, as the table illustrates, performance within the science and technology sector during 1998 was disproportionately skewed toward the technology bellwethers and Internet stocks.

Third, volatility in science and technology stocks increased significantly due to the continued presence of momentum investors and surging participation by retail day traders. This situation limits liquidity, pushes stock prices up well in advance of any discernible improvement in company fundamentals, and exacerbates the valuation dichotomy between companies that meet Wall Street expectations and those that suffer even temporary setbacks. Finally, as investment professionals, we are hard-pressed to find an alternative to the term "manic speculation" to describes investors' current infatuation with Internet stocks. While we certainly appreciate the far-reaching economic implications and financial opportunities presented by companies taking advantage of the Internet, in our view the current valuation of virtually every Internet-related company grossly exceeds any reasonable expectation of future economic returns.

----------------------------
Electronic Technology Stocks
-------------------------------------------------------------

Technology Segment                                           1998 Return
------------------------------------------------------------------------
Internet and PC Software                                            170%
 ........................................................................
Connectors and Contract Manufacturers                                20
 ........................................................................
Computer and Business Services                                       33
 ........................................................................
Server and Enterprise Hardware                                       44
 ........................................................................
Enterprise Software                                                  17
 ........................................................................
Telecommunications Equipment                                         17
 ........................................................................
Semiconductors                                                       24
 ........................................................................
PC Hardware and Data Storage                                         39
 ........................................................................
Data Networking                                                       8
 ........................................................................
Technical Software                                                  - 1
 ........................................................................
Semiconductor Capital Equipment                                     -13
 ........................................................................
Morgan Stanley High Tech 35 Index
(35 Bellwether Electronic Technology Stocks)                         95
 ........................................................................
Morgan Stanley Technology Universe Index
(349 Electronic Technology Stocks)                                   37
 ........................................................................
Source: Morgan Stanley Dean Witter


Portfolio Review

At year-end, your fund comprised 70 separate holdings diversified among several rapidly growing segments of the science and technology sector. Electronic technology remained the largest, accounting for 74% of fund assets. Within the electronic technology area, enterprise software, hardware/peripherals/distribution, and semiconductors and components each accounted for 17% to 18% of assets. Information services and media and telecommunications services represented approximately 15% and 9%, respectively. Reserves stood at 2%.

During the year, your fund benefited most from its exposure to stocks of hardware, electronic commerce, communications, and semiconductor companies. For both the 6- and 12-month periods, America Online and enterprise storage vendor EMC were the most significant contributors. Similarly, during the full year, Sun Microsystems, Cisco Systems, MCI WorldCom, Dell Computer, and wide area networking vendor Ascend Communications were among the top 10 performers. With mutual fund money flows gravitating toward larger-cap stocks and scale becoming increasingly advantageous as the technology market matures, it is no coincidence that the principal contributors were stocks of well-known companies. Notwithstanding these larger-cap companies' dominant impact, fund performance was positively influenced by several investments among our stable of small-capitalization holdings. They included on-line broker E*TRADE; imaging technology specialist Electronics for Imaging; enterprise software vendor Great Plains Software; semiconductor vendors Galileo Technology and Applied Micro Circuits; Internet service provider PSINet; and e-commerce player VeriSign, each of which appreciated more than 70% in 1998.

SECTOR DIVERSIFICATION

[PIE CHART APPEARS HERE]

Media and Telecommunications Services           9%
Information Services                           15%
Reserves                                        2%
Electronic Technology                          74%

Based on net assets as of 12/31/98.

In contrast, our investments in the data services, semiconductor equipment, and media and telecommunications services segments performed poorly. CBT was the fund's worst-performing holding for both the six and 12 months as poor management of the sales force and inaccurate portrayals of business dynamics climaxed in a material earnings shortfall for the September quarter. Similarly, Gartner Group was a notably poor performer during both periods. While the stock suffered from slight but persistent earnings shortfalls throughout 1998, Gartner Group's recent malaise is due -- in our opinion -- to a severely unfair recapitalization agreement with IMS Health. We are currently planning to retain our shares and vote against this proposal. Although weakness in Japan, a significant sales force transition, and a price restructuring caused Parametric Technology to stumble, we continue to believe that the combination of a dynamic CAD/CAM market, adroit management, and new product cycles will help the company recover over the next year. Finally, Analog Devices and LAM Research fell victim to the Asian flu.


Outlook

We continue to be encouraged about the intermediate-term prospects for science and technology stocks. Many of the sector-specific issues that dogged these stocks in 1998 -- slowing sales of personal computers, accelerated price declines, excess component inventory, semiconductor overcapacity, weakness in the developing markets of Asia and Latin America, intensified SEC scrutiny of purchase acquisition accounting, and fear of budgetary pressures from Year 2000 conversions -- should improve as we move toward 2000. In addition, as the Internet's influence ripples through various economic sectors, information technology should continue to capture a greater portion of corporate and consumer discretionary expenditures.

Having said that, given the sector's torrid rally during the fall and our near-term concerns about stock valuations, heightened sector volatility, and feverish speculation in Internet stocks, we cannot rule out the possibility of a modest, yet healthy, correction in science and technology stocks during the early part of 1999. As many of our longer-term shareholders appreciate, short-term volatility goes hand in hand with the potential for significant long-term capital appreciation.

As always, we appreciate your continued support.


Respectfully submitted,

/s/ Charles A. Morris

Charles A. Morris
President and Chairman of the Investment Advisory Committee

January 22, 1999

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

--------------------
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                     Percent of
                                                                     Net Assets
                                                                      12/31/98
--------------------------------------------------------------------------------

Network Associates                                                        4.6%
 ................................................................................
Microsoft                                                                 3.5
 ................................................................................
Ascend Communications                                                     3.5
 ................................................................................
Parametric Technology                                                     3.5
 ................................................................................
Cisco Systems                                                             3.5
--------------------------------------------------------------------------------

Analog Devices                                                            3.3
 ................................................................................
America Online                                                            3.3
 ................................................................................
Xilinx                                                                    3.2
 ................................................................................
Maxim Integrated Products                                                 3.1
 ................................................................................
MCI WorldCom                                                              3.1
--------------------------------------------------------------------------------

Intel                                                                     2.9
 ................................................................................
EMC                                                                       2.9
 ................................................................................
Synopsys                                                                  2.9
 ................................................................................
BMC Software                                                              2.6
 ................................................................................
Sun Microsystems                                                          2.6
--------------------------------------------------------------------------------

Computer Associates                                                       2.5
 ................................................................................
Adobe Systems                                                             2.3
 ................................................................................
E*TRADE                                                                   2.2
 ................................................................................
AirTouch Communications                                                   2.2
 ................................................................................
Altera                                                                    2.1
--------------------------------------------------------------------------------

First Data                                                                2.0
 ................................................................................
Solectron                                                                 2.0
 ................................................................................
SCI Systems                                                               2.0
 ................................................................................
Hewlett-Packard                                                           2.0
 ................................................................................
Nokia                                                                     1.9
--------------------------------------------------------------------------------

Total                                                                    69.7%

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------


--------------------
Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


6 Months Ended 12/31/98

Ten Best Contributors
--------------------------------------------------------------------------------

America Online                                                         98(cents)
 ................................................................................
EMC                                                                    61
 ................................................................................
Xilinx                                                                 60
 ................................................................................
Network Associates                                                     55
 ................................................................................
Sun Microsystems                                                       55
 ................................................................................
Cisco Systems                                                          46
 ................................................................................
E*TRADE                                                                45
 ................................................................................
Altera                                                                 44
 ................................................................................
Netscape Communications *                                              40
 ................................................................................
MCI WorldCom                                                           39
--------------------------------------------------------------------------------
Total                                                                 543(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

CBT                                                                  - 47(cents)
 ................................................................................
Parametric Technology                                                  38
 ................................................................................
Sterling Commerce                                                      19
 ................................................................................
Gartner Group                                                          18
 ................................................................................
CIENA **                                                               17
 ................................................................................
SAP **                                                                 17
 ................................................................................
Advanced Fibre Communications **                                       15
 ................................................................................
ADC Telecommunications **                                              14
 ................................................................................
Intermedia Communications                                              14
 ................................................................................
Lam Research **                                                        14
--------------------------------------------------------------------------------
Total                                                               - 213(cents)


12 Months Ended 12/31/98

Ten Best Contributors
--------------------------------------------------------------------------------
America Online                                                        151(cents)
 ................................................................................
EMC                                                                    99
 ................................................................................
Cisco Systems                                                          89
 ................................................................................
Network Associates                                                     80
 ................................................................................
Ascend Communications                                                  80
 ................................................................................
Microsoft                                                              73
 ................................................................................
MCI WorldCom                                                           59
 ................................................................................
Xilinx                                                                 57
 ................................................................................
Sun Microsystems *                                                     55
 ................................................................................
Dell Computer                                                          51
--------------------------------------------------------------------------------
Total                                                                 794(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

CBT                                                                  - 37(cents)
 ................................................................................
Lam Research **                                                        27
 ................................................................................
Parametric Technology                                                  24
 ................................................................................
Adaptec **                                                             23
 ................................................................................
Gartner Group                                                          21
 ................................................................................
Cendant **                                                             17
 ................................................................................
Security Dynamics Technologies                                         14
 ................................................................................
Viasoft                                                                14
 ................................................................................
KLA-Tencor **                                                          14
 ................................................................................
Intermedia Communications                                              14
--------------------------------------------------------------------------------
Total                                                               - 205(cents)


 * Position added
** Position eliminated

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------


    This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


    SCIENCE & TECHNOLOGY FUND
    ----------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                         Index#1          Index#2          Fund-Line
       12/31/88          $10,000          $10,000           $10,000
       12/31/89          $13,169          $12,784           $14,067
       12/31/90          $12,760          $11,859           $13,880
       12/31/91          $16,647          $17,195           $22,231
       12/31/92          $17,916          $18,877           $26,400
       12/31/93          $19,721          $23,002           $32,801
       12/31/94          $19,982          $25,152           $37,980
       12/31/95          $27,491          $34,849           $59,070
       12/31/96          $33,603          $40,746           $67,475
       12/31/97          $45,801          $43,938           $68,629
       12/31/98          $57,958          $64,563           $97,695




Average Annual Compound Total Return
--------------------------------------------------------------------------------

    This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 12/31/98           1 Year       3 Years     5 Years      10 Years
--------------------------------------------------------------------------------
Science & Technology Fund        42.35%       18.26%       24.39%       25.60%
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------



Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                         Year
                                        Ended
                                     12/31/98      12/31/97      12/31/96      12/31/95    12/31/94
NET ASSET VALUE
Beginning of period                  $  27.26      $  29.71      $  29.12      $  21.64    $  18.95
                                     ................................................................
Investment activities
  Net investment income                 (0.18)        (0.12)        (0.09)        (0.03)      (0.09)
  Net realized and
  unrealized gain (loss)                11.58          0.54          4.28         12.05        3.08
                                     ................................................................
  Total from
  investment activities                 11.40          0.42          4.19         12.02        2.99
                                     ................................................................
Distributions
  Net realized gain                     (0.99)        (2.87)        (3.60)        (4.54)      (0.30)
                                     ................................................................
NET ASSET VALUE
End of period                        $  37.67      $  27.26      $  29.71      $  29.12    $  21.64
                                     ----------------------------------------------------------------

Ratios/Supplemental Data

Total return*                           42.35%         1.71%        14.23%        55.53%      15.79%
 ......................................................................................................
Ratio of expenses to
average net assets                       0.94%         0.94%         0.97%         1.01%       1.11%
 ......................................................................................................
Ratio of net investment
income to average
net assets                              (0.61)%       (0.44)%       (0.33)%       (0.15)%     (0.58)%
 ......................................................................................................
Portfolio turnover rate                 108.9%        133.9%        125.6%        130.3%      113.3%
 ......................................................................................................
Net assets, end of period
(in millions)                          $4,696        $3,538        $3,292        $2,285        $915
 ......................................................................................................







* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
                                                              December 31, 1998


Statement of Net Assets                              Shares               Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks  98.0%

ELECTRONIC TECHNOLOGY  74.4%

Enterprise Software 17.3%

BMC Software *                                       2,700,000     $    120,403
 ................................................................................
CBT Group ADR *                                        500,000            7,469
 ................................................................................
Computer Associates                                  2,750,000          117,219
 ................................................................................
FileNet *                                              200,000            2,293
 ................................................................................
Great Plains Software *                                150,000            7,247
 ................................................................................
Microsoft *                                          1,200,000          166,238
 ................................................................................
Netscape Communications *                            1,250,000           75,586
 ................................................................................
Network Associates *                                 3,250,000          215,617
 ................................................................................
PLATINUM technology *                                2,350,000           45,164
 ................................................................................
Security Dynamics Technologies *                       750,000           17,273
 ................................................................................
VeriSign *                                             250,000           14,797
 ................................................................................
Visio *                                                550,000           19,955
 ................................................................................
                                                                        809,261
                                                                   .............
Consumer and Technical Software 12.5%

Adobe Systems                                        2,300,000          107,669
 ................................................................................
Avant *                                              1,200,000           19,125
 ................................................................................
Electronic Arts *                                      500,000           28,031
 ................................................................................
Intuit *                                               750,000           54,375
 ................................................................................
National Instruments *                                 475,000           16,194
 ................................................................................
Parametric Technology *                             10,000,000          162,500
 ................................................................................
Synopsys *                                           2,500,000          135,469
 ................................................................................
The Learning Company *                               2,500,000           64,844
 ................................................................................
                                                                        588,207
                                                                   .............
Semiconductors and Components 17.9%

Altera *                                             1,600,000           97,300
 ................................................................................
Analog Devices *                                     5,000,000          156,875
 ................................................................................
Applied Micro Circuits *                               450,000           15,300
 ................................................................................
Burr Brown *                                           900,000           21,037
 ................................................................................
Cognex *                                               500,000            9,969
 ................................................................................
Galileo Technology *                                   600,000           16,219
 ................................................................................
Intel                                                1,150,000          136,311
 ................................................................................
Lattice Semiconductor *                                150,000            6,886
 ................................................................................
Maxim Integrated Products *                          3,300,000          144,066
 ................................................................................

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------


                                                       Shares             Value
--------------------------------------------------------------------------------
                                                                   In thousands


Micrel *                                                 300,000   $     16,575
 ................................................................................
Texas Instruments                                        800,000         68,450
 ................................................................................
Xilinx *                                               2,300,000        149,715
 ................................................................................
                                                                        838,703
                                                                   .............
Communication Equipment 9.2%

Ascend Communications *                                2,500,000        164,453
 ................................................................................
Cisco Systems *                                        1,750,000        162,477
 ................................................................................
Nokia ADR                                                750,000         90,328
 ................................................................................
Premisys Communications *                                800,000          7,275
 ................................................................................
Sawtek *                                                 200,000          3,512
 ................................................................................
Tekelec *                                                250,000          4,149
 ................................................................................
                                                                        432,194
                                                                   .............
Hardware/Peripherals 17.5%

Anixter International *                                2,000,000         40,625
 ................................................................................
Dell Computer *                                          650,000         47,592
 ................................................................................
Electronics for Imaging *                              1,200,000         47,963
 ................................................................................
EMC *                                                  1,600,000        136,000
 ................................................................................
Hewlett-Packard                                        1,350,000         92,222
 ................................................................................
Sanmina *                                              1,350,000         84,206
 ................................................................................
SCI Systems *                                          1,600,000         92,400
 ................................................................................
Solectron *                                            1,000,000         92,938
 ................................................................................
Sun Microsystems *                                     1,400,000        119,787
 ................................................................................
Tech Data *                                            1,750,000         70,328
 ................................................................................
                                                                        824,061
                                                                   .............
Total Electronic Technology                                           3,492,426
                                                                   .............
INFORMATION SERVICES 14.6%

Data Services 6.8%
Affiliated Computer Services (Class A) *                 400,000         18,000
 ................................................................................
Automatic Data Processing                                850,000         68,159
 ................................................................................
BISYS Group *                                            200,000         10,313
 ................................................................................
Checkfree Holdings *                                   1,000,000         23,313
 ................................................................................
First Data                                             3,000,000         95,062
 ................................................................................
Gartner Group (Class A) *                              3,000,000         63,750
 ................................................................................
National Data                                            850,000         41,384
 ................................................................................
Renaissance Worldwide *                                  150,000            928
 ................................................................................
                                                                        320,909
                                                                   .............

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------


                                                       Shares             Value
--------------------------------------------------------------------------------
                                                                   In thousands

E-Commerce  7.8%

America Online                                       1,000,000        $154,000
 ................................................................................
E*Trade *                                            2,250,000         105,258
 ................................................................................
Preview Travel *                                       500,000           9,234
 ................................................................................
PSINet *                                             2,000,000          42,000
 ................................................................................
Sterling Commerce *                                  1,200,000          54,000
 ................................................................................
                                                                       364,492
                                                                   .............
Total Information Services                                             685,401
                                                                   .............
MEDIA/TELECOMMUNICATIONS
SERVICES 9.0%

Media/Telecom Services 9.0%

AirTouch Communications *                            1,400,000         100,975
 ................................................................................
Brightpoint *                                        1,000,000          13,656
 ................................................................................
ICG Communications *                                 1,200,000          25,875
 ................................................................................
Intermedia Communications *                          1,500,000          25,969
 ................................................................................
MCI WorldCom *                                       2,000,000         143,562
 ................................................................................
PanAmSat *                                           1,000,000          38,906
 ................................................................................
Sprint *                                             1,300,000          30,063
 ................................................................................
Vodafone (GBP)                                       2,650,000          43,059
 ................................................................................
Total Media/Telecommunications Services                                422,065
                                                                   .............
Total Common Stocks (Cost $3,025,412)                                4,599,892
                                                                   .............
Short-Term Investments 2.2%

Money Market Funds 2.2%

Government Reserve Investment Fund, 4.82% #+       103,343,595         103,344
 ................................................................................
Total Short-Term Investments (Cost $103,344)                           103,344
                                                                   .............
Total Investments in Securities
100.2% of Net Assets (Cost $3,128,756)                              $4,703,236

Other Assets Less Liabilities                                           (7,683)
                                                                   .............

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------


                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands


NET ASSETS                                                         $  4,695,553
                                                                   -------------
Net Assets Consist of:

Accumulated net realized gain/loss - net of distributions                50,755

Net unrealized gain (loss)                                            1,574,481

Paid-in-capital applicable to 124,639,839 shares of $0.01 par
value capital stock outstanding; 1,000,000,000 shares authorized      3,070,317
                                                                   .............

NET ASSETS                                                         $  4,695,553
                                                                   -------------

NET ASSET VALUE PER SHARE                                          $      37.67
                                                                   -------------


#       Seven-day yield
+       Affiliated company
*       Non-income producing
ADR     American Depository Receipt
GBP     British sterling


The accompanying notes are an integral part of these financial statements.


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T. Rowe Price Science & Technology Fund
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-----------------------
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                           Year
                                                                          Ended
                                                                       12/31/98
Investment Income
Income
  Interest                                                        $       7,289
  Dividend                                                                4,877
                                                                  ..............
  Total income                                                           12,166
                                                                  ..............
Expenses
  Investment management                                                  24,865
  Shareholder servicing                                                   8,879
  Prospectus and shareholder reports                                        568
  Custody and accounting                                                    202
  Registration                                                              138
  Legal and audit                                                            24
  Directors                                                                  16
  Miscellaneous                                                              28
                                                                  ..............
  Total expenses                                                         34,720
                                                                  ..............
Net investment income                                                   (22,554)
                                                                  ..............
Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                            162,192
  Foreign currency transactions                                              69
                                                                  ..............
  Net realized gain (loss)                                              162,261
                                                                  ..............
Change in net unrealized gain or loss
  Securities                                                          1,274,808
  Other assets and liabilities
  denominated in foreign currencies                                           1
                                                                  ..............
  Change in net unrealized gain or loss                               1,274,809
                                                                  ..............
Net realized and unrealized gain (loss)                               1,437,070
                                                                  ..............
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $   1,414,516
                                                                  --------------


The accompanying notes are an integral part of these financial statements.


15
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T. Rowe Price Science & Technology Fund
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----------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                     Year
                                                    Ended
                                                 12/31/98       12/31/97
Increase (Decrease) in Net Assets
Operations
 Net investment income                        $   (22,554)    $  (15,713)
 Net realized gain (loss)                         162,261        330,756
 Change in net unrealized gain or loss          1,274,809       (255,527)
                                              ............................
 Increase (decrease) in net assets
 from operations                                1,414,516         59,516
                                              ............................
Distributions to shareholders
 Net realized gain                               (119,458)      (336,840)
                                              ............................
Capital share transactions *
 Shares sold                                    1,287,933      1,479,695
 Distributions reinvested                         116,409        327,230
 Shares redeemed                               (1,542,339)    (1,282,906)
                                              ............................
 Increase (decrease) in net assets
 from capital share transactions                 (137,997)       524,019
                                              ............................
Net Assets
Increase (decrease) during period               1,157,061        246,695
Beginning of period                             3,538,492      3,291,797
                                              ............................
End of period                                 $ 4,695,553     $3,538,492
                                              ----------------------------
* Share information
   Shares sold                                     42,952         48,829
   Distributions reinvested                         3,545         12,371
   Shares redeemed                                (51,686)       (42,170)
                                              ............................
   Increase (decrease) in shares
   outstanding                                     (5,189)        19,030




The accompanying notes are an integral part of these financial statements.

16
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--------------------------------------------------------------------------------
                                                              December 31, 1998

------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Science and Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1987.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors , or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors .

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of


17

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T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------


changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $3,907,270,000 and $4,027,861,000, respectively, for the year ended December 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, primarily net operating losses, the following reclassifications were made during the year ended December 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

Undistributed net investment income                                $22,554,000
Undistributed net realized gain                                        (70,000)
Paid-in-capital                                                    (22,484,000)

At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled
$3,128,756,000. Net unrealized gain aggregated $1,574,480,000 at period end, of which $1,648,690,000 related to appreciated investments and $74,210,000 to depreciated investments.


18
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T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $2,447,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $7,068,000 for the year ended December 31, 1998, of which $678,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $7,274,000 and are reflected as interest income in the accompanying Statement of Operations.


19

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T. Rowe Price Science & Technology Fund
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----------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Science & Technology Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Science & Technology Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 1999


20
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T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------


We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $119,458,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $4,152,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

--------------------------------------------------------------------------------

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center 1-800-225-5132 toll free 410-625-6500 Baltimore area

To open a brokerage account or obtain information, call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Science & Technology Fund.


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607






[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.        F61-050 12/31/98